UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

LEXINGTON REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2014, Lexington Realty Trust, which we refer to as the Trust, and its operating partnership, Lepercq Corporate Income Fund L.P., which we refer to as LCIF, entered into a first supplemental indenture, which we refer to as the First Supplemental Indenture, with U.S. Bank National Association, as trustee, which we refer to as the Trustee, which supplements the base indenture, dated as of May 9, 2014, which we refer to as the Base Indenture and, together with the First Supplemental Indenture, as the Indenture, in connection with the issuance by the Trust of $250.0 million principal amount of its 4.40% Senior Notes due 2024, which we refer to as the Notes. The Indenture governs the terms of the Notes. The Notes mature on June 15, 2024, and accrue interest at a rate of 4.40% per annum, payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2014.

Prior to March 15, 2024, the Trust may redeem the Notes, in whole at any time or in part from time to time, at its option, at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to its present value, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted treasury rate (as defined) plus thirty basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption.  At any time on or after March 15, 2024, the Notes will be redeemable, in whole or in part at any time and from time to time, at the Trust’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption.

A copy of the Base Indenture is attached as Exhibit 4.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 13, 2014, and the First Supplemental Indenture is attached to this Current Report as Exhibit 4.1 and both are incorporated herein by reference. The foregoing description of the Base Indenture and the First Supplemental Indenture is qualified in its entirety by reference to the full text of the respective documents.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in (or incorporated by reference into) Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	First Supplemental Indenture, dated as of May 20, 2014, among the Trust, LCIF, and U.S. Bank National Association, as trustee.

5.1	Opinion of Paul Hastings LLP

5.2	Opinion of Venable LLP

8.1	Opinion of Paul Hastings LLP regarding tax matters

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 20, 2014	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: May 20, 2014	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President

Exhibit Index

4.1	First Supplemental Indenture, dated as of May 20, 2014, among the Trust, LCIF, and U.S. Bank National Association, as trustee.

5.1	Opinion of Paul Hastings LLP

5.2	Opinion of Venable LLP

8.1	Opinion of Paul Hastings LLP regarding tax matters

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)